SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  July 18, 2000
                        (Date of earliest event reported)



                         THE CHARLES SCHWAB CORPORATION
             (Exact name of registrant as specified in its charter)





             Delaware                    1-9700                 94-3025021
  (State or other jurisdiction         Commission            (I.R.S. Employer
of incorporation or organization)      File Number        Identification Number)



                   120 Kearny Street, San Francisco, CA 94108
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (415) 627-7000

                         THE CHARLES SCHWAB CORPORATION




Item 5.  Other Events

      On May 31, 2000, The Charles Schwab Corporation (CSC) completed its merger (the Merger) with U.S. Trust Corporation (U.S. Trust). Under the terms of the merger agreement, U.S. Trust became a wholly owned subsidiary of CSC and U.S. Trust shareholders received 5.1405 shares of CSC's common stock for each common share of U.S. Trust. The Merger was treated as a non-taxable stock-for-stock exchange and U.S. Trust's shareholders received 112,000,000 shares of CSC's common stock. Upon consummation of the Merger, CSC became a financial holding company and bank holding company subject to supervision and regulation by the Board of Governors of the Federal Reserve System under the Bank Holding Company Act of 1956, as amended. The consolidated financial statements and financial information, included in this Current Report on Form 8-K, give retroactive effect to the Merger, which was accounted for as a pooling of interests. The pooling of interests method of accounting requires the restatement of all periods presented as if CSC and U.S. Trust had been operating as a combined entity during such periods.
      On May 3, 2000, the Board of Directors approved a three-for-two split of CSC's common stock, which was effected in the form of a 50% stock dividend. The stock dividend was distributed May 30, 2000 to stockholders of record May 12, 2000. Share and per share information presented throughout this Current Report on Form 8-K has been restated to reflect the common stock split, including the common shares issued to U.S. Trust shareholders pursuant to the exchange ratio described above.
      Included in this Current Report on Form 8-K are the audited consolidated balance sheets of The Charles Schwab Corporation and subsidiaries (the Company) as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholders' equity and cash flows for each of the years ended December 31, 1999, 1998 and 1997, together with the Independent Auditors' Reports thereon, as well as the Company's management's discussion and analysis of results of operations and financial condition, and supplementary financial information. Also included in this Current Report on Form 8-K are the unaudited condensed consolidated balance sheets of the Company as of March 31, 2000 and December 31, 1999, and the related condensed consolidated statements of income and cash flows for each of the three months ended March 31, 2000 and 1999, together with the Company's management's discussion and analysis of results of operations and financial condition, and supplementary financial information. Unless otherwise indicated, this report speaks as of December 31, 1999.

Item 7.  Financial Statements and Exhibits

      (c)  Exhibits

           The exhibits listed below are filed as part of this Current Report on Form 8-K.


--------------------------------------------------------------------------------
 Exhibit
 Number      Description
--------------------------------------------------------------------------------

 12.1 Computation of Ratio of Earnings to Fixed Charges for the years ended December 31, 1999, 1998, 1997, 1996 and 1995.

 12.2 Computation of Ratio of Earnings to Fixed Charges for the three month periods ended March 31, 2000 and 1999.

 21.1        Subsidiaries of the Registrant.

 23.1        Independent Auditors' Consent.

 23.2        Consent of Independent Accountants.

 27.1        Restated Financial Data Schedule - 1999 (electronic only).

 27.2        Restated Financial Data Schedule - 1998 (electronic only).

 27.3        Restated Financial Data Schedule - 1997 (electronic only).

 27.4        Restated Financial Data Schedule - March 31, 2000
             (electronic only).

 99.1 Audited consolidated balance sheets of The Charles Schwab Corporation and subsidiaries (the Company) as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholders' equity and cash flows for each of the years ended December 31, 1999, 1998 and 1997, together with the Independent Auditors' Reports thereon, as well as the Company's management's discussion and analysis of results of operations and financial condition, and supplementary financial information.

 99.2 Unaudited condensed consolidated balance sheets of the Company as of March 31, 2000 and December 31, 1999, and the related condensed consolidated statements of income and cash flows for each of the three months ended March 31, 2000 and 1999, together with the Company's management's discussion and analysis of results of operations and financial condition, and supplementary financial information.

--------------------------------------------------------------------------------

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  THE CHARLES SCHWAB CORPORATION
                                                             (Registrant)


Date:  July 18, 2000                                /s/ Christopher V. Dodds
       ------------------------------            -------------------------------
                                                    Christopher V. Dodds,
                                                    Executive Vice President and
                                                      Chief Financial Officer